UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2020

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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
11075 Roselle Street			92121
San Diego	California		(Zip Code)
(Address of principal executive offices)
 Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2020, Tandem Diabetes Care, Inc. (the “Company”) held a virtual Annual Meeting of Stockholders (the “Annual Meeting”). There were 60,070,690 shares of the Company’s common stock (“Common Stock”) outstanding on March 31, 2020, the record date for the Annual Meeting. At the Annual Meeting, 54,331,978 shares of Common Stock were present virtually or represented by proxy.

The following tables set forth the final results of the voting for the matters voted upon at the Annual Meeting. These matters are described in more detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the "SEC") on April 15, 2020 (the "Proxy Statement"), which was supplemented by the additional proxy materials submitted to the SEC on May 18, 2020 and May 26, 2020.

Proposal 1: The election of two Class I directors to serve a three-year term to expire at the 2023 annual meeting of stockholders. The stockholders elected the two Class I directors by the following votes:

Name of Director	For	Withheld	Broker Non-Votes
Kim D. Blickenstaff	34,804,057	10,926,387	8,601,534
Christopher J. Twomey	31,529,604	14,200,840	8,601,534

Proposal 2: The ratification of the appointment of Ernst & Young LLP to serve as the Company's independent registered public accountant for the year ending December 31, 2020. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
53,842,167	410,221	79,590	0

Proposal 3: To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as described in the Proxy Statement. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
20,377,681	25,232,834	119,929	8,601,534

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ David B. Berger
David B. Berger
Executive Vice President, Chief Legal & Compliance Officer
Date: May 28, 2020